Exhibit 99.1
                Computational Materials and/or ABS Term Sheets

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

Summary of Loans in Statistical                                  Range
Calculation Pool (As of Calculation Date)
Total Number of Loans                             3,008
Total Outstanding Balance                   $617,225,287
Average Loan Balance                           $205,195   $13,504 to $979,177
WA Mortgage Rate                                 7.536%    4.450% to 15.250%
Net WAC                                          7.027%    3.941% to 14.741%
ARM Characteristics
     WA Gross Margin                             6.928%    0.750% to 11.000%
     WA Months to First Roll                         29         1 to 56
     WA First Periodic Cap                       1.822%     0.125% to 6.000%
     WA Subsequent Periodic Cap                  1.391%     1.000% to 3.000%
     WA Lifetime Cap                            14.323%    10.400% to 22.250%
     WA Lifetime Floor                           7.498%    4.400% to 15.250%
WA Original Term (months)                           360        360 to 360
WA Remaining Term (months)                          353        271 to 360
WA LTV                                           82.65%    22.22% to 100.00%
   Percentage of Pool with CLTV > 100%            0.00%

WA FICO                                             611

Secured by (% of pool)       1st Liens                          100.00%
                             2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all        71.74%
loans)


------------------------------------------------------------------------------
    Top 5 States         Top 5 Prop:         Doc Types:        Purpose Codes
CA         28.87%    SFR        72.25%   FULL       63.91%    PUR       56.00%
FL          9.18%    PUD        17.73%   STATED     35.87%    RCO       40.52%
NY          4.16%    CND         5.49%   SIMPLE      0.22%    RNC        3.48%
TX          3.81%    2 FAM       2.77%
NV          3.62%    MNF         0.74%

------------------------------------------------------------------------------

------------------------------------------------------------------------------
     Occ Codes             Grades           Orig PP Term
OO         99.22%    A          80.87%     0       28.26%
INV         0.46%    A-          7.42%     6        0.14%
2H          0.32%    B           6.38%     12       3.94%
                     C           3.50%     14       0.06%
                     C-          1.54%     24      30.71%
                     D           0.29%     30       0.18%
                                           36      34.07%
                                           42       0.03%
                                           48       0.01%
                                           60       2.60%

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-1

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report


-----------------------------------------------------------------------------------------------------------------------------------
                                    Program
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y  LIB6M                     $6,625,961     29     1.07   $228,481   7.317  352.10    569    83.3
2/28 LIB6M                   $154,841,297    968    25.09   $159,960   7.950  341.29    600    81.1
2/28 LIB6M - IO - 24          $53,717,277    179     8.70   $300,097   6.969  359.23    621    85.6
2/28 LIB6M - IO - 60           $6,072,300     24     0.98   $253,013   7.026  358.08    620    82.8
3/27 LIB6M                   $264,654,823  1,317    42.88   $200,953   7.632  356.23    608    81.6
3/27 LIB6M - IO - 60           $9,273,163     36     1.50   $257,588   6.784  357.55    637    84.6
3/27 LIB6M - IO - 36         $121,877,093    454    19.75   $268,452   7.148  359.14    626    85.4
5/25 LIB6M                       $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                 Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                   CURRENT     # OF     % OF    AVERAGE    GROSS   REMG    FICO    ORIG
                              BALANCE     LOANS   TOTAL    BALANCE     WAC    TERM            LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00               $572,435     28    0.09     $20,444  10.709 295.73     590    63.8
$25,000.01 - $50,000.00        $4,742,374    120    0.77     $39,520  10.446 297.38     566    74.2
$50,000.01 - $75,000.00       $13,819,708    221    2.24     $62,533  9.774  306.33     572    77.8
$75,000.01 - $100,000.00      $19,113,959    215    3.10     $88,902  8.644  328.00     579    79.0
$100,000.01 - $150,000.00     $53,068,810    421    8.60    $126,054  8.150  346.25     591    81.4
$150,000.01 - $200,000.00    $117,618,033    672   19.06    $175,027  7.586  355.70     612    84.2
$200,000.01 - $250,000.00     $98,563,432    440   15.97    $224,008  7.418  356.36     615    83.4
$250,000.01 - $300,000.00     $84,687,967    310   13.72    $273,187  7.359  357.78     614    83.1
$300,000.01 - $350,000.00     $70,444,097    218   11.41    $323,138  7.176  356.24     616    82.4
$350,000.01 - $400,000.00     $72,054,469    191   11.67    $377,249  7.236  358.24     611    83.5
$400,000.01 - $450,000.00     $30,586,098     72    4.96    $424,807  7.183  358.00     619    82.8
$450,000.01 - $500,000.00     $29,785,615     63    4.83    $472,788  7.053  356.60     622    82.9
$500,000.01 - $550,000.00      $6,379,546     12    1.03    $531,629  6.964  359.09     645    81.7
$550,000.01 - $600,000.00      $8,041,869     14    1.30    $574,419  7.576  359.14     633    86.6
$600,000.01 - $650,000.00      $1,874,325      3    0.30    $624,775  7.410  337.89     626    80.8
$650,000.01 - $700,000.00      $3,340,426      5    0.54    $668,085  6.531  358.99     640    81.5
$750,000.01 - $800,000.00      $1,552,947      2    0.25    $776,473  7.702  329.42     616    53.8
> $900,000.00                    $979,177      1    0.16    $979,177  6.880  359.00     663    25.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008  100.00    $205,195  7.536  353.31     611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                        $4,735,975     35     0.77   $135,314   7.638  358.43    604    86.7
Alaska                           $536,580      3     0.09   $178,860   8.004  344.78    607    94.3
Arizona                       $19,317,291    107     3.13   $180,535   7.466  352.80    612    82.3
Arkansas                       $2,454,899     16     0.40   $153,431   9.119  330.58    605    86.8
California                   $178,170,760    570    28.87   $312,580   6.975  356.88    620    80.7
Colorado                      $13,340,319     60     2.16   $222,339   7.211  355.82    622    85.5
Connecticut                    $9,220,073     39     1.49   $236,412   7.512  354.07    604    80.9
Delaware                       $1,599,317      8     0.26   $199,915   7.171  357.75    590    82.5
District of Columbia           $2,614,515      8     0.42   $326,814   7.569  348.53    604    83.0
Florida                       $56,684,340    287     9.18   $197,506   7.540  356.83    615    83.7
Georgia                       $14,464,335     74     2.34   $195,464   8.093  353.50    608    88.3
Hawaii                         $2,187,891      6     0.35   $364,649   6.768  359.16    693    84.9
Idaho                          $2,921,635     21     0.47   $139,125   7.894  349.89    611    81.6
Illinois                      $20,091,502    107     3.26   $187,771   7.742  352.94    620    82.9
Indiana                        $5,222,644     44     0.85   $118,696   8.150  347.91    591    86.0
Iowa                           $1,190,813     10     0.19   $119,081   7.770  351.44    605    82.6
Kansas                         $3,333,234     18     0.54   $185,180   8.326  356.53    583    90.1
Kentucky                       $3,447,808     26     0.56   $132,608   7.718  346.19    600    85.8
Louisiana                      $4,081,479     30     0.66   $136,049   8.470  339.19    578    85.9
Maine                          $1,727,892      8     0.28   $215,987   7.662  351.08    586    82.5
Maryland                      $13,191,846     50     2.14   $263,837   7.318  358.79    609    84.4
Massachusetts                 $11,652,408     41     1.89   $284,205   8.034  353.09    608    80.5
Michigan                      $13,302,531     92     2.16   $144,593   8.595  342.43    591    84.6
Minnesota                      $8,750,524     42     1.42   $208,346   7.467  357.19    634    84.7
Mississippi                    $2,471,967     19     0.40   $130,104   8.382  344.36    582    86.4
Missouri                       $7,156,043     54     1.16   $132,519   8.460  347.75    612    85.3
Montana                          $773,833      5     0.13   $154,767   8.043  349.09    640    91.2
Nebraska                          $71,755      1     0.01    $71,755  10.250  299.00    617    79.1
Nevada                        $22,321,557     94     3.62   $237,463   7.178  357.29    624    81.1
New Hampshire                  $3,094,798     17     0.50   $182,047   7.756  354.21    607    83.5
New Jersey                    $21,776,901     89     3.53   $244,684   7.959  357.10    601    80.4
New Mexico                     $2,686,847     17     0.44   $158,050   8.402  340.11    599    82.3
New York                      $25,688,907     93     4.16   $276,225   7.232  356.79    610    79.0
North Carolina                $13,982,862    107     2.27   $130,681   8.182  344.39    595    85.2
North Dakota                     $832,748      6     0.13   $138,791   8.197  359.65    616    84.2
Ohio                          $13,136,147    124     2.13   $105,937   8.492  333.16    586    82.0
Oklahoma                       $1,959,470     25     0.32    $78,379   8.529  332.46    600    81.7
Oregon                         $8,390,727     53     1.36   $158,316   7.677  345.02    610    82.9
Pennsylvania                   $9,681,805     65     1.57   $148,951   8.076  347.05    591    84.3
Rhode Island                     $703,376      4     0.11   $175,844   7.399  359.27    609    79.8
South Carolina                 $5,799,474     38     0.94   $152,618   8.381  352.44    582    85.2
Tennessee                      $9,218,781     70     1.49   $131,697   7.869  341.27    602    87.0
Texas                         $23,522,352    177     3.81   $132,895   7.986  349.07    600    84.5
Utah                           $5,281,232     29     0.86   $182,111   7.583  348.71    617    84.6
Vermont                          $405,684      2     0.07   $202,842   7.270  359.00    570    70.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-3

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     State
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                      $19,812,517     81     3.21   $244,599   7.477  356.43    597    83.2
Washington                    $18,366,772     95     2.98   $193,334   7.680  349.66    604    84.7
West Virginia                  $1,197,044     10     0.19   $119,704   8.912  350.87    566    89.0
Wisconsin                      $3,941,073     27     0.64   $145,966   8.918  342.45    596    80.3
Wyoming                          $710,006      4     0.12   $177,502   6.858  359.28    644    72.3
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $7,891,274     48     1.28   $164,402   7.191  350.61    606    40.0
50.01 - 55.00                  $5,103,809     33     0.83   $154,661   7.581  341.84    557    52.2
55.01 - 60.00                  $7,686,785     46     1.25   $167,104   7.783  348.51    577    58.4
60.01 - 65.00                  $9,867,759     62     1.60   $159,157   7.780  347.04    579    63.4
65.01 - 70.00                 $27,229,652    163     4.41   $167,053   7.830  342.69    587    68.4
70.01 - 75.00                 $38,796,729    231     6.29   $167,951   7.821  343.21    583    74.2
75.01 - 80.00                $261,086,957  1,235    42.30   $211,406   7.196  354.93    624    79.8
80.01 - 85.00                 $57,820,345    288     9.37   $200,765   7.919  350.21    583    84.1
85.01 - 90.00                $102,329,056    448    16.58   $228,413   7.707  354.54    601    89.7
90.01 - 95.00                 $34,837,779    164     5.64   $212,425   8.213  357.48    607    94.6
95.01 - 100.00                $64,575,142    290    10.46   $222,673   7.611  358.62    640    99.9
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                    $255,660      1     0.04   $255,660   4.450  359.00    672    78.8
4.501 - 5.000                  $1,455,787      5     0.24   $291,157   4.923  358.22    682    81.6
5.001 - 5.500                  $5,399,586     20     0.87   $269,979   5.379  358.48    645    80.6
5.501 - 6.000                 $44,757,732    161     7.25   $277,998   5.879  358.60    638    79.8
6.001 - 6.500                 $82,588,480    329    13.38   $251,029   6.334  358.94    639    80.7
6.501 - 7.000                $132,925,788    532    21.54   $249,861   6.811  358.99    628    81.3
7.001 - 7.500                 $93,452,613    408    15.14   $229,051   7.309  358.59    610    83.8
7.501 - 8.000                 $85,773,413    404    13.90   $212,310   7.802  357.55    602    85.0
8.001 - 8.500                 $48,207,947    242     7.81   $199,206   8.304  352.92    597    84.7
8.501 - 9.000                 $43,492,192    242     7.05   $179,720   8.799  347.90    587    84.8
9.001 - 9.500                 $29,273,732    188     4.74   $155,711   9.308  338.99    569    82.9
9.501 - 10.000                $22,195,941    171     3.60   $129,801   9.780  330.02    562    83.4
10.001 - 10.500               $12,529,604    120     2.03   $104,413  10.313  312.34    560    80.1
10.501 - 11.000                $8,238,184     90     1.33    $91,535  10.786  308.87    568    81.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-4

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                $2,936,313     38     0.48    $77,271  11.288  313.07    550    83.8
11.501 - 12.000                $1,378,897     21     0.22    $65,662  11.808  303.62    536    79.8
12.001 - 12.500                $1,296,573     14     0.21    $92,612  12.343  323.32    555    82.2
12.501 - 13.000                  $560,246     10     0.09    $56,025  12.844  299.63    570    76.4
13.001 - 13.500                  $228,913      5     0.04    $45,783  13.186  305.17    549    80.0
13.501 - 14.000                  $145,051      3     0.02    $48,350  13.824  292.10    557    81.9
> 14.000                         $132,637      4     0.02    $33,159  14.766  302.29    558    82.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                          $445,965,770  2,222    72.25   $200,705   7.524  352.73    609    82.4
PUD                          $109,443,000    478    17.73   $228,960   7.492  355.75    613    84.6
CND                           $33,914,695    154     5.49   $220,225   7.431  356.80    622    83.8
2 FAM                         $17,098,502     67     2.77   $255,202   7.815  355.53    630    80.6
MNF                            $4,538,183     59     0.74    $76,918   9.142  313.93    575    75.0
CNDP                           $2,561,928     13     0.42   $197,071   7.865  358.25    600    81.3
4 FAM                          $2,117,443      6     0.34   $352,907   7.668  354.71    598    64.5
3 FAM                          $1,585,766      9     0.26   $176,196   7.988  351.98    617    76.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                    Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                          $345,637,238  1,644    56.00   $210,242   7.486  355.57    626    85.3
RCO                          $250,106,633  1,225    40.52   $204,169   7.573  351.28    590    79.0
RNC                           $21,481,417    139     3.48   $154,543   7.914  340.69    596    82.4
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                   Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                           $612,424,419  2,981    99.22   $205,443   7.529  353.30    611    82.7
INV                            $2,810,388     17     0.46   $165,317   8.890  351.56    613    77.9
2H                             $1,990,481     10     0.32   $199,048   7.828  358.68    628    79.5
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-5

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                     $51,125,118    578     8.28    $88,452   9.832  294.79    569    77.2
301 - 360                    $566,100,169  2,430    91.72   $232,963   7.329  358.60    614    83.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                         $394,490,981  2,023    63.91   $195,003   7.509  352.24    603    84.1
STATED INCOME                $221,374,069    971    35.87   $227,986   7.570  355.59    625    80.1
SIMPLE                         $1,360,237     14     0.22    $97,160   9.853  293.08    545    76.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                        $826,000      2     0.13   $413,000   6.191  359.53    805    84.7
781 - 800                      $1,648,216      7     0.27   $235,459   7.308  348.26    790    78.2
761 - 780                      $1,921,783     11     0.31   $174,708   6.914  349.88    769    79.7
741 - 760                      $3,910,107     16     0.63   $244,382   6.582  358.89    750    87.9
721 - 740                     $10,102,623     46     1.64   $219,622   7.039  353.68    729    85.1
701 - 720                     $22,203,425     89     3.60   $249,477   6.695  354.67    709    84.8
681 - 700                     $26,687,952    113     4.32   $236,177   6.760  357.31    689    83.9
661 - 680                     $40,907,210    180     6.63   $227,262   6.975  356.96    670    81.0
641 - 660                     $49,133,299    236     7.96   $208,192   7.244  354.47    650    83.0
621 - 640                     $96,801,533    423    15.68   $228,845   7.295  355.66    630    84.9
601 - 620                    $102,958,037    465    16.68   $221,415   7.337  355.78    611    84.5
581 - 600                     $90,011,219    415    14.58   $216,895   7.480  356.84    590    83.4
561 - 580                     $59,932,327    313     9.71   $191,477   7.798  353.59    571    81.1
541 - 560                     $43,593,114    240     7.06   $181,638   8.260  351.20    551    80.3
521 - 540                     $35,457,196    206     5.74   $172,122   8.585  345.98    530    77.7
501 - 520                     $20,594,949    137     3.34   $150,328   8.942  337.53    511    76.1
<= 500                        $10,536,295    109     1.71    $96,663   9.778  305.95    481    80.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                            $499,126,868  2,269    80.87   $219,977   7.348  356.48    619    83.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-6

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A-                            $45,799,228    275     7.42   $166,543   8.150  336.43    579    81.0
B                             $39,351,653    247     6.38   $159,318   8.326  341.91    574    79.1
C                             $21,630,228    148     3.50   $146,150   8.777  339.39    564    75.0
C-                             $9,521,792     55     1.54   $173,123   8.091  348.06    599    73.4
D                              $1,795,519     14     0.29   $128,251   9.045  348.46    563    66.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                            $174,411,712    858    28.26   $203,277   7.974  353.72    610    83.0
6                                $839,708      7     0.14   $119,958   7.161  349.42    613    83.4
12                            $24,339,207    106     3.94   $229,615   7.376  358.55    618    82.5
14                               $390,000      1     0.06   $390,000   5.990  358.00    636    75.0
24                           $189,539,298    859    30.71   $220,651   7.343  353.20    609    83.2
30                             $1,115,758      4     0.18   $278,940   7.558  358.19    613    80.1
36                           $210,308,576    999    34.07   $210,519   7.289  355.43    614    82.3
42                               $161,214      1     0.03   $161,214   5.990  357.00    575    56.0
48                                $78,676      1     0.01    $78,676   7.990  354.00    641    88.8
60                            $16,041,138    172     2.60    $93,262   8.607  314.14    578    77.5
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Range of Months to Roll                                               (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                 4       $61,372,455    622     9.94    $98,670   9.530  302.22    568    78.1
13 - 18               17       $6,933,530     40     1.12   $173,338   6.938  353.07    606    80.1
19 - 24               23     $164,728,703    668    26.69   $246,600   7.157  358.95    616    83.6
25 - 31               30       $4,851,195     25     0.79   $194,048   6.353  354.13    632    84.0
32 - 37               35     $379,176,031  1,652    61.43   $229,525   7.405  359.12    615    83.0
>= 38                 56         $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Margin                                                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                          $61,570      1     0.01    $61,570   9.500  359.00    658    80.0
2.001 - 3.000                    $692,656      2     0.11   $346,328   7.139  346.50    662    80.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                Range of Margin                                                   (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                  $2,228,630      9     0.36   $247,626   6.097  357.99    622    83.4
4.001 - 5.000                  $8,160,425     44     1.32   $185,464   6.684  340.26    624    72.8
5.001 - 6.000                $116,237,960    596    18.83   $195,030   7.046  348.72    612    78.5
6.001 - 7.000                $241,434,968  1,155    39.12   $209,035   7.249  351.92    622    81.6
7.001 - 8.000                $168,294,609    821    27.27   $204,987   7.836  356.39    603    85.6
8.001 - 9.000                 $59,481,076    287     9.64   $207,251   8.374  358.88    594    86.7
9.001 - 10.000                $18,970,976     84     3.07   $225,845   9.284  359.12    571    87.0
10.001 - 11.000                $1,662,417      9     0.27   $184,713   9.427  359.14    564    83.2
-----------------------------------------------------------------------------------------------------------------------------------
6.928                        $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Range of Maximum Rates                                                (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                  $460,660      2     0.07   $230,330   4.873  359.00    661    79.3
10.501 - 11.000                $1,120,405      3     0.18   $373,468   7.063  312.02    588    65.7
11.001 - 11.500                $1,438,687      9     0.23   $159,854   5.692  353.92    627    80.1
11.501 - 12.000               $12,157,698     60     1.97   $202,628   5.884  355.51    642    79.9
12.001 - 12.500               $20,434,040     88     3.31   $232,205   6.230  356.76    644    79.4
12.501 - 13.000               $58,001,087    219     9.40   $264,845   6.305  357.62    629    80.1
13.001 - 13.500               $86,574,208    349    14.03   $248,064   6.568  358.35    629    81.5
13.501 - 14.000              $123,376,814    492    19.99   $250,766   6.937  358.73    626    82.0
14.001 - 14.500               $85,494,207    384    13.85   $222,641   7.428  357.64    610    84.0
14.501 - 15.000               $79,196,035    386    12.83   $205,171   7.904  357.02    601    84.5
15.001 - 15.500               $44,025,857    228     7.13   $193,096   8.445  349.82    595    84.7
15.501 - 16.000               $37,873,486    216     6.14   $175,340   8.901  346.55    585    85.3
16.001 - 16.500               $23,597,783    151     3.82   $156,277   9.361  341.73    567    83.8
16.501 - 17.000               $21,063,938    161     3.41   $130,832   9.891  329.20    564    82.9
17.001 - 17.500               $10,026,386    105     1.62    $95,489  10.365  315.73    554    79.9
17.501 - 18.000                $6,143,019     66     1.00    $93,076  10.802  312.91    568    82.8
18.001 - 18.500                $2,637,498     33     0.43    $79,924  11.315  314.84    554    83.9
18.501 - 19.000                $1,330,372     22     0.22    $60,471  11.886  303.70    543    80.2
19.001 - 19.500                $1,263,462     13     0.20    $97,189  12.348  323.96    556    82.4
> 19.500                       $1,009,645     21     0.16    $48,078  13.306  300.30    558    78.6
-----------------------------------------------------------------------------------------------------------------------------------
14.323                       $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                           Initial Periodic Rate Cap                                               (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.125                            $399,900      1     0.06   $399,900   6.875  360.00    590    76.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-8

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                           Initial Periodic Rate Cap                                              (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $8,319,344     37     1.35   $224,847   7.226  353.33    578    83.2
1.500                        $471,106,914  2,268    76.33   $207,719   7.590  353.39    611    82.9
1.600                            $347,120      1     0.06   $347,120   6.875  360.00    634    86.8
2.000                          $2,585,744     10     0.42   $258,574   7.837  344.31    643    83.4
2.500                            $144,288      1     0.02   $144,288   8.125  295.00    664    75.0
3.000                        $133,950,288    688    21.70   $194,695   7.363  353.22    610    81.8
3.010                            $198,000      1     0.03   $198,000   6.990  358.00    573    83.9
6.000                            $173,690      1     0.03   $173,690   8.375  357.00    586    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                         Subsequent Periodic Rate Cap                                             (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                        $135,103,286    699    21.89   $193,281   7.369  352.67    609    82.0
1.500                        $481,526,803  2,307    78.01   $208,724   7.581  353.54    611    82.8
2.000                            $459,198      1     0.07   $459,198  10.125  299.00    639    80.0
3.000                            $136,000      1     0.02   $136,000   5.999  359.00    622    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                         Range of Lifetime Rate Floor                                             (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                  $2,786,125     10     0.45   $278,613   5.877  338.11    637    75.0
5.001 - 6.000                 $51,456,650    190     8.34   $270,824   5.870  357.75    637    79.7
6.001 - 7.000                $217,828,120    877    35.29   $248,379   6.662  358.29    631    81.1
7.001 - 8.000                $180,957,138    829    29.32   $218,284   7.566  357.52    607    84.2
8.001 - 9.000                 $91,663,414    491    14.85   $186,687   8.582  350.29    591    85.1
9.001 - 10.000                $48,071,186    326     7.79   $147,458   9.553  337.56    565    83.6
> 10.000                      $24,462,653    285     3.96    $85,834  10.911  312.45    559    81.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                         Next Interest Adjustment Date                                            (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/05                            $363,717      3     0.06   $121,239   9.091  298.18    546    75.1
07/05                          $7,207,073     76     1.17    $94,830   9.432  295.18    551    79.0
08/05                          $8,672,882     93     1.41    $93,257   9.509  290.96    581    76.4
09/05                          $7,498,379     86     1.21    $87,190  10.022  294.19    588    77.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-9

[Logo Omitted]Countrywide(R)                       Computational Materials for
    Securities Corporation              Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company                           Series 2005-06
------------------------------------------------------------------------------

                                   Group 2

                               ARM $617,225,287

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                         Next Interest Adjustment Date                                            (Excludes 0 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT     # OF     % OF     AVERAGE   GROSS   REMG            ORIG
DESCRIPTION                   BALANCE     LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/05                         $10,966,811    107     1.78   $102,494   9.590  303.58    569    75.9
11/05                         $14,861,547    134     2.41   $110,907   9.555  309.23    567    78.9
12/05                         $11,802,046    123     1.91    $95,952   9.219  309.93    557    80.2
09/06                            $581,765      3     0.09   $193,922   7.476  351.00    597    82.9
10/06                          $1,350,205      8     0.22   $168,776   6.846  352.00    631    79.5
11/06                          $2,029,259     12     0.33   $169,105   7.228  353.00    605    81.5
12/06                          $2,972,302     17     0.48   $174,841   6.675  354.00    598    78.9
01/07                          $2,868,713     17     0.46   $168,748   6.639  355.00    607    79.6
02/07                            $757,886      4     0.12   $189,472   7.046  356.00    586    85.7
03/07                          $6,471,849     34     1.05   $190,349   7.082  357.08    608    80.0
04/07                         $30,396,720    131     4.92   $232,036   7.200  358.02    611    81.1
05/07                         $76,710,592    304    12.43   $252,337   7.153  359.00    615    83.1
06/07                         $47,522,943    178     7.70   $266,983   7.178  360.00    623    86.7
08/07                            $308,965      1     0.05   $308,965   7.375  350.00    630    80.0
09/07                            $120,550      1     0.02   $120,550   6.300  351.00    648    80.0
11/07                            $282,147      2     0.05   $141,074   6.427  353.00    606    80.0
12/07                          $1,613,157      8     0.26   $201,645   5.915  354.00    661    88.0
01/08                          $2,526,376     13     0.41   $194,337   6.503  355.00    616    82.6
02/08                          $1,642,613      8     0.27   $205,327   6.777  356.00    606    86.5
03/08                          $6,256,020     26     1.01   $240,616   7.598  357.05    613    79.7
04/08                         $51,327,329    211     8.32   $243,257   7.229  358.04    626    80.8
05/08                        $207,274,793    916    33.58   $226,283   7.435  359.00    615    82.7
06/08                        $112,675,276    491    18.26   $229,481   7.428  360.00    611    84.7
02/10                            $163,373      1     0.03   $163,373   6.250  356.00    631    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $617,225,287  3,008   100.00   $205,195   7.536  353.31    611    82.7
-----------------------------------------------------------------------------------------------------------------------------------



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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


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